UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 9, 2007
(Exact name of registrant as specified in its charter) SHELLS SEAFOOD RESTAURANTS, INC.

Delaware	0-28258	65-0427966
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16313 N. Dale Mabry Hwy, Suite 100, Tampa, FL	33618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (813) 961-0944

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Shells Seafood Restaurants, Inc. issued a press release today announcing its financial results for the second quarter of 2007. Included in the press release issued by the Company and furnished herewith as Exhibit 99.1 are certain non-GAAP financial measures. Management of the Company believes such non-GAAP financial measures are useful to investors assessing the financial condition and results of operations of the Company's core business operations because they exclude results which management believes are atypical and unlikely to occur with regularity in the future

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2007	SHELLS SEAFOOD RESTAURANTS, INC.

By: /s/ Warren R. Nelson Warren R. Nelson Executive Vice President and CFO

Exhibit
99.1    Press Release dated August 9, 2007